                                 EXHIBIT 10.10

                                PROMISSORY NOTE


$9,000,000.00                                                   January 25, 1996
                                                           Springfield, Virginia


         1. AGREEMENT TO PAY. For value received, the undersigned, Sarnia Corporation, a Virginia corporation (hereinafter referred to as "Borrower"), whose mailing address is: 6850 Versar Center, Springfield, Virginia 22151, hereby agrees and promises to pay to order of IDS Life Insurance Company, a Minnesota corporation, its endorses, successors and assigns (hereinafter referred to as "Lender"), at its principal office and mailing address: 733 Marquette Avenue, Minneapolis, Minnesota 55402, Attention: Real Estate Loan Management, Unit #401, or such other address as Lender may from time to time designate, the principal sum of Nine Million and 00/100 Dollars ($9,000,000.00) or so much as may from time to time be disbursed hereon, together with interest on the unpaid principal balance hereof from the date hereof until said amounts shall have been paid in full at the rate provided for herein and all other sums due as provided herein, payable in lawful money of the United States of America, which shall be legal tender for public and private debt at the time of payment (the "Loan").

         2. INTEREST RATE. The outstanding principal balance hereof shall bear interest at the rate of seven and three fourths percent (7.75%) per annum (the "Regular Rate") computed on the basis of the actual days elapsed on the assumption that each month contains thirty (30) days and each year contains three hundred sixty (360) days.

         3. MONTHLY PAYMENT. Principal and interest upon this Note shall be paid as follows:

         (a) On the date hereof, interest only at the Regular Rate shall be due and payable on (the unpaid principal balance hereof or Initial Principal Balance) equal to accrued interest from the date of disbursement hereunder through the last day of January, 1996.

         (b) On the first day of March 1996, and continuing on the first day of each month thereafter through and including January, 2003, interest at the Regular Rate and principal payments shall be made in eighty- three (83) equal installments of Seventy-One Thousand One Hundred Twenty-Four and 55/100 Dollars ($71,124.55) each (based on a twenty-two (22) year amortization of the principal amount of this Note commencing on February 1, 1996).

         (c) On the first day of February, 2003 (the "Maturity Date"), a final payment shall be due and payable in the amount of the entire unpaid principal and interest on this Note.

         (d) This is a balloon note, and on the Maturity Date a substantial portion of the principal amount of this Note will remain unpaid by the monthly payments above required.

         (e) All payments shall be applied first to late charges due hereunder, second to any prepayment fee due hereunder, third to accrued interest at the rate then in effect under the terms hereof, and fourth to principal. However, upon occurrence of an Event of Default (as hereinafter defined), any monies received shall be applied, at the option and discretion of Lender, to any sums due under the Note or instrument securing this Note, including, without limitation, attorneys' fees and other costs of collection as provided herein.

         (f) All payments hereunder which are due on a Saturday, Sunday or holiday shall be deemed to be payable on the next business day.





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         4.      DEFAULT INTEREST RATE.  Upon the earlier to occur of (a) the date on which the indebtedness evidenced hereby is accelerated by Lender, or
(b) the date on which an Event of Default (as hereinafter defined) occurs which is not cured within thirty (30) days, or (c) upon non-payment at the Maturity Date, the interest rate payable hereunder shall thereafter increase and shall be payable on the whole of the unpaid principal balance at a rate equal to the lesser of (i) four percent (4%) per annum in excess of the rate of interest then in effect under the terms of this Note or (ii) the highest rate of interest permitted under the laws of the Commonwealth of Virginia (hereinafter referred to as the "Default Rate"). Interest on this Note at the Default Rate shall be immediately due and payable without notice or demand. The Default Rate shall be applicable whether or not Lender has exercised its option to accelerate the maturity of this Note and declare the entire unpaid principal indebtedness to be due and payable. The Default Rate shall continue until Borrower has cured all defaults as permitted herein, Borrower has paid all indebtedness evidenced by this Note in full, or all foreclosure proceedings have been completed and all redemption periods have expired, whichever shall occur first. This provision shall not be deemed to excuse a default and shall not be deemed a waiver of any other rights Lender may have, including the right to declare the entire unpaid principal balance and accrued interest immediately due and payable.

         5. LATE CHARGE. Any monthly installment payment, including monthly payments of escrows for real estate taxes, special assessments and/or insurance premiums required by the "Deed of Trust" (as hereinafter defined), not made by Borrower within ten (10) days of the due date shall be subject to a late payment charge equal to five percent (5%) of the amount of such monthly payment. The late charge shall apply individually to all payments past due with no daily adjustment and shall be used to defray the cost of Lender incident to collecting such late payment. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights Lender may have, including the right to declare the entire unpaid principal balance and accrued interest immediately due and payable.

         6. SECURITY. This Note is given to evidence an actual loan in the above amount and is the Note referred to in and secured by:

         (a) A Deed of Trust, and Security Agreement And Fixture Financing Statement With Assignment Of Leases And Rents (the "Deed of Trust") given by Borrower, as grantor, to Lender, as beneficiary, of a contemporaneous date herewith, encumbering certain real property and the improvements thereon located in the County of Fairfax, Commonwealth of Virginia (the "Premises").

         (b) An Assignment of Leases (the "Assignment of Leases") and Assignment of Rents (the "Assignment of Rents") given by the Borrower, as assignor, to Lender, as assignee, of a contemporaneous date herewith, assigning to assignee all of the rents, issues, profits and leases of the Premises.

         (c) Other collateral security agreements (the "Security Document") given by Borrower or guarantors of the Loan to Lender, all of a contemporaneous date herewith.

         (d) A Guaranty and Indemnity Agreement (the "Guaranty Agreement") given by Borrower, and Versar, Inc., a Delaware corporation ("Guarantor") to Lender of a contemporaneous date herewith guaranteeing payment of the Indebtedness Guaranteed (as defined in the Guaranty Agreement).

         (e) A Hazardous Materials Indemnity Agreement (the "Hazardous Materials Agreement") given by Borrower and Guarantor to Lender of a contemporaneous date herewith providing indemnification to Lender for claims, losses, liabilities, etc. for matters arising out of Hazardous Materials or violation of Laws (as those two terms are more particularly defined in the Hazardous Materials Agreement).

Reference is hereby made to the Deed of Trust, the Assignment of Leases, the Assignment of Rents, the Security Documents, the Guaranty Agreement and the Hazardous Materials Agreement (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of Premises, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and all other matters contained therein and are individually and collectively referred to as the "Loan Documents".

         7. DEFAULT AND ACCELERATION. If a default be made in any payment of principal, interest or any other sum or charge when due in accordance with the terms and conditions of this Note or the Deed of Trust, or if an Event of Default (as that term is defined in the Deed of Trust) occurs in the Deed of Trust, or if there is a default (subject to applicable grace or cure periods) in or nonperformance of any term or obligation of any of the Loan Documents, such event shall constitute an Event of Default hereunder (an "Event of Default"), and the entire unpaid principal balance, together with accrued interest thereon and the prepayment fee, if appropriate, shall become, without notice, immediately due and payable at the option of Lender.

         8. LOAN YEAR. "Loan Year" shall mean a period consisting of twelve (12) consecutive months commencing on the first calendar month subsequent to the date hereof, or on any anniversary thereof, the first Loan Year being a Loan Year commencing the first day of February, 1996.

         9. PREPAYMENT PRIVILEGE. For an in consideration of the prepayment fee, to which Borrower and Lender have agreed, the indebtedness evidenced hereby may be prepaid in accordance with the provisions of this Section and not otherwise.

         (a) Borrower shall have the right to prepay this Note in full, but not in part during the entire term hereof provided that any such prepayment, for whatever reason, whether voluntary or involuntary, shall be subject to a prepayment fee which shall be computed as a percentage of the amount of the principal prepaid, and which shall be payable as follows:

         Prepayment During Loan Years                               Prepayment Fee
         ----------------------------                               --------------
                 1, 2 & 3                                                    One year's interest
                    4                                                                4%
                    5                                                                3%
                    6                                                                2%
                    7                                                                1%

         (b) No prepayment fee shall be due if the indebtedness evidenced hereby is paid in full during the last one hundred eighty (180) days prior to the Maturity Date.

         (c) At the option of Lender, this Note is also subject to mandatory prepayment, without prepayment fee of any kind, upon certain events set forth in the Deed of Trust, if Lender at its option does not make proceeds of insurance and condemnation awards available for repair or restoration of the Premises.

         (d) Prepayments (other than prepayments pursuant to subsection (c) above) shall be made only upon advance written notice of at least thirty (30) days to Lender and shall be made on a regularly scheduled installment payment date. Notice of prepayment shall not suspend nor reduce required installment payments.

         (e) No prepayment fee shall be due on any insurance or condemnation proceeds that Lender does not make available for restoration or repair.

         (f) In the event Lender does not make insurance proceeds available for reconstruction, Borrower shall have the right to prepay this Note in full without a prepayment fee.





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         (g)     In the event Borrower shall default under the terms of the
         Loan Documents and Lender shall accelerate this Note as part of a foreclosure proceeding or otherwise and Borrower shall then tender payment of this Note in full, such tender shall constitute prepayment and the fee provided for in this Section shall be due.

         (h) For purposes of this Section, prepayment during the initial partial month shall be considered prepayment during the first Loan Year and the prepayment fee calculated accordingly.

Borrower hereby expressly agrees that such prepayment fee constitutes additional bargained-for consideration given by Borrower to Lender in order to induce Lender to make the loan to Borrower.

         10. PAYMENT UPON AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default and following acceleration of maturity hereof by Lender, a tender of payment of or entry of judgment for the amount necessary to satisfy the entire unpaid principal balance due and payable shall be deemed to constitute an attempted evasion of the aforesaid restrictions on the right of prepayment and shall be deemed a prepayment hereunder, and such a payment or judgment must, therefore, include the prepayment fee then in effect under the terms hereof. Lender shall have the right to include and bid in such prepayment fee as an amount due to Lender in connection with any foreclosure sale.

         11. EFFECT OF APPLICATION OF INSURANCE OR CONDEMNATION PROCEEDS. Notwithstanding anything herein to the contrary, in the event that Lender is unwilling to make the proceeds of a condemnation award or insurance settlement on the Premises available for repair or restoration and elects to apply such award or settlement towards the reduction of the principal balance of this Note pursuant to the terms of the Deed of Trust, and the proceeds thereof do not pay in full the balance outstanding on this Note, then the unpaid principal balance shall be reamortized over the remaining portion of the amortization period and the debt service payments set forth in Section 3(b) hereof shall be reduced accordingly.

         12. COSTS OF COLLECTION. Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of Lender's rights hereunder, or under the Deed of Trust, the Assignment of Leases or any other Security Document or Loan Document securing payment of this Note, Borrower will pay to Lender its attorneys' and paralegals' fees nd costs, including, without limitation, all fees and costs incurred in litigation, mediation, arbitration, bankruptcy and administrative proceedings, and appeals therefrom, and all court costs and other expenses, including, without limitation, appraisal fees and costs of environmental review, incurred in connection therewith.

         13. TIME. Time is of the essence of this Note and each of the provisions hereof.

         14. GOVERNING LAW. This Note shall be governed by the laws of the Commonwealth of Virginia.

         15. INTEREST LIMITATION. All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. If from any circumstance whatsoever, fulfillment of any provision hereof or of the Deed of Trust, Assignment of Leases or any other Security Document or Loan Document at any time given the amount paid or agreed to be paid shall exceed the maximum permissible under applicable law, then, the obligation to be fulfilled shall automatically be reduced to the limit permitted by applicable law, and if from any circumstance Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of such highest lawful rate of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender and shall be binding upon and available to any subsequent holder of this Note.

         16.     WAIVERS BY BORROWER.

         (a) Borrower and all other persons or entities liable for all or part of the principal balance evidenced by this Note severally hereby waive presentment for payment, protest and notice of non-payment.

         (b) Borrower and all persons and entities liable for all or part of the principal balance evidenced by this Note hereby consent, without affecting their liability, to the granting, with or without notice, of any extension or alteration of time for payment of any sum or sums due hereunder or under the Loan Documents, or for the performance of any covenant, condition or agreement contained herein or therein on the ground of any other indulgence, or the taking or releasing or subordinating of any security for the indebtedness hereunder, or the acceptance of additional security of any kind, or any other modification or amendment of this Note or of any of the Loan Documents, any release of, or resort to any party liable for payment hereof, and agree that such action will in no way release or discharge the liability of such parties, whether or not granted or done with the knowledge or consent of such parties.

         (c) Borrower and all persons and entities liable for all or a part of the principal balance evidenced by this Note hereby waive and renounce, to the extent permitted by applicable law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption andhomestead now provided, or which may hereafter be provided, by the Constitution or laws of the United States of America or the Commonwealth of Virginia, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note and the Loan Documents.

         (d) Borrower and all persons and entities liable for all or a part of the principal balance evidenced by this Note waive any right to setoff and/or recoupment against Lender in connection with claims against Lender relating to any other claim it now or hereafter may have against Lender, and agrees it will not urge or assert any claim including but not limited to a setoff and/or recoupment, it may have now or hereafter, against Lender as a defense against payment of this Note.

         17.     NO WAIVER BY LENDER.

         (a) Lender shall not be deemed to have waived any of its rights or remedies under this Note unless such waiver is expressed in writing by Lender, and no delay or omission by Lender in exercising, or failure by Lender on any one or more occasions to exercise, any of Lender's rights hereunder or under the Loan Documents, or at law or in equity, including, without limitation, Lender's right, after the occurrence of any Event of Default by Borrower, to declare the entire indebtedness evidenced hereby immediately due and payable, shall be construed as a novation of this Note or shall operate as a waiver or prevent the subsequent exercise of any or all such rights.

         (b) Acceptance by Lender of any portion or all of any sum payable hereunder, whether before, on or after the due date of such payment shall not be a waiver of Lender's right either to require prompt payment when due of all other sums payable hereunder or to exercise any of Lender's rights, powers and remedies hereunder or under the Loan Documents. A waiver of any right in writing on one occasion shall not be construed as a waiver of Lender's rights to insist thereafter upon strict compliance with the terms hereof without previous notice of such intention being given to Borrower, and no exercise of any right by Lender shall constitute or be deemed to constitute an election of remedies by Lender precluding the subsequent exercise by Lender of any or all of the rights, powers and remedies available to it hereunder or under the Loan Documents, or at law or in equity. Borrower expressly waives the benefit of any statute or rule of law or of equity now provided, or which may hereafter be provided, which would produce a result contrary to, or in conflict with, the foregoing.

         18. DISBURSEMENTS. Funds representing the proceeds of the indebtedness evidenced hereby which are disbursed by Lender by mail, wire transfer or other commercially reasonable means of delivery to Borrower, to escrows or otherwise for the benefit of Borrower shall, for all purposes, be deemed outstanding hereunder and to have been received by Borrower as of the date of such mailing, wire transfer, or other delivery and until repaid, notwithstanding the fact that such funds may not at any time have been remitted by such escrows to Borrower or for its benefit

         19. EXEMPTED TRANSACTION. Borrower agrees that (a) the payment obligations evidenced by this Note and the other instruments securing this Note are exempted transactions under the Truth in Lending Act 15 USC Section 1601, et seq.; (b) the proceeds of the indebtedness evidenced by this Note will not be used for the purchase of the registered equity securities within the purview of Regulation "U" issued by the Board of Governors of the Federal Reserve System; and (c) on the Maturity Date, Lender shall not have any obligation to refinance the indebtedness evidenced by this Note or to extend further credit to Borrower.

         20. CAPTIONS. The captions to the Sections of this Note are for convenience only and shall not be deemed part of the text of the respective Sections and shall not vary, by implication or otherwise, any of the provisions of this Note.

         21. NOTICES. All notices required or committed to be given hereunder to Borrower or Lender shall be given in the manner and to the place as provided in the Deed of Trust for notices to the "Grantor" or the "Beneficiary."

         22. MISCELLANEOUS. Notwithstanding anything to the contrary herein, it is expressly understood and agreed that Borrower and any guarantors, jointly and severally, shall be liable for the payment to Lender of (a) any condemnation awards and insurance proceeds received by Borrower, its shareholders or principals unless such award or proceeds were released to Borrower with the prior written consent of Lender; (b) all security deposits, prepaid rents, income and profits (i) collected with respect to the Premises more than thirty (30) days in advance, (ii) collected with respect to periods after Lender has exercised its rights to such rents, income and/or profits and
(iii) regardless of default, for any fee or consideration for lease termination not consented to by Lender; (c) damages sustained by Lender as a direct or indirect result of any fraud and/or misrepresentation of Borrower or its shareholders; (d) losses sustained by Lender from hazardous substances and/or environmental pollution in connection with the Premises; (e) real estate taxes and insurance premiums which have accrued to the date Lender has received a deed in lieu of foreclosure to the Premises or the date the Premises are sold pursuant to a judicial foreclosure (for purposes of this Section, such date is referred to as the "Transfer Date"), less any money held by Lender as of the Transfer Date in an escrow established as a reserve for such payments and less any additional money actually collected from tenants of the Premises which are payable under such tenants' leases as their share of the real estate taxes or insurance premiums for the Premises accruing prior to the Transfer Date; and
(f) any damages sustained by Lender as a result of claims made by tenants of the Premises arising out of matters occurring prior to the date on which Lender succeeds to the interest of Borrower under the leases, unless such tenants have agreed in writing that Lender is not responsible for such claims in the event Lender succeeds to the interest of Borrower. Nothing herein contained shall affect, limit or impair the liability or obligation of any guarantor or other person who, by separate instrument, shall be or become liable upon any of the indebtedness evidenced hereby.

         23. LIMITATIONS ON SALE OR FINANCING. The Deed of Trust includes certain limitations on the right of Borrower to sell, convey, contract to sell, convey, assign or encumber any property, real or personal, encumbered by the Deed of Trust or to sell, convey, assign or encumber certain interests in Borrower. Reference to the Deed of Trust must be made for the terms of these provisions. Such provisions are incorporated herein by this reference.

         24. JOINT AND SEVERAL LIABILITY. The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of all Borrowers and shall constitute the joint and several obligations of each Borrower and shall be fully binding upon and enforceable against each Borrower. Neither the death nor release of any person or party to this Note shall affect or release the joint and several liability of any other person or party. Lender may at its option enforce this Note against one or all of Borrowers, and Lender shall not be required to resort to enforcement against each Borrower and the failure to proceed against or join any Borrower shall not affect the joint and several liability of any other Borrower.

         25. MISCELLANEOUS. The provisions of this Note may not be waived, changed or discharged orally, but only by an agreement in writing signed by Borrower and Lender; and any oral waiver, change or discharge of any term or provision of this Note shall be without authority and of no force or effect. The invalidity or enforceability of any provision of this Note shall not affect the validity or enforceability of any other term or provision hereof.

         26. JURY TRIAL. NEITHER BORROWER, LENDER, ANY GUARANTOR OR ANY OTHER PERSON OR ENTITY LIABLE FOR THE INDEBTEDNESS EVIDENCED HEREBY, OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF LENDER, BORROWER, ANY GUARANTOR OR ANY OTHER PERSON OR ENTITY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS NOTE, THE DEED OF TRUST, OR ANY INSTRUMENT SECURING THIS NOTE, ANY COLLATERAL FOR THE PAYMENT HEREOF OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ENTITIES, OR ANY OF THEM. NEITHER LENDER, BORROWER NOR ANY GUARANTOR OR ANY SUCH OTHER PERSON OR ENTITY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NO BE FULLY ENFORCED IN ALL INSTANCES. BORROWER ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY LENDER THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH LENDER HAS RELIED, IS RELYING AND WILL RELY IN MAKING THE LOAN. BORROWER ACKNOWLEDGES THAT IT HAS CONSULTED WITH AN ATTORNEY AND FULLY UNDERSTANDS THE LEGAL EFFECT OF THE PROVISIONS OF THIS SECTION.

Borrower has executed this Promissory Note as of the date and year first above written.

                                        "BORROWER"

                                        SARNIA CORPORATION,
                                        a Virginia corporation


                                        By:  /S/ Lawrence W. Sinnott
                                           ------------------------------------
                                             Lawrence W. Sinnott, its Treasurer